DEAN WITTER SHORT-TERM U.S. TREASURY TRUST   Two World Trade Center, New York,
                                             New York 10048
LETTER TO THE SHAREHOLDERS November 30, 1996

DEAR SHAREHOLDER:

During the six-month period ended November 30, 1996, interest rates on short-and intermediate-term U.S. Treasury securities were highly volatile. With consumer demand stimulating the economy, as retail sales and housing starts soared, interest rates rose early. This is because inventory liquidation, combined with strong employment data, caused concern about a quickly rebounding economy, and possibly an inflation surge. However, by early September 1996, interest rates began to decline as evidence of a moderating economy began to surface. On November 30, 1996, the two-year U.S. Treasury note was yielding 5.58 percent compared to 6.05 percent six months ago.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Short-Term U.S. Treasury Trust produced a total return of 4.39 percent for the six month period ended November 30, 1996. During this period, the Fund's net asset value increased from $9.84 per share on May 31, 1996, to $10.00 per share on November 30, 1996, while the Fund declared income dividends totaling approximately $0.27 per share. On November 30, 1996, the Fund's net assets exceeded $266 million.

The Fund maintains a diversified investment strategy across the maturity spectrum, often out to a maximum of five years. By the end of November, the average-weighted maturity of the Fund's portfolio was extended to approximately 2.9 years. The Fund, whose income is free from state and local taxes in all 50 states and the District of Columbia, continues to offer investors an attractive alternative to other short-term investments.

LOOKING AHEAD

We expect the U.S. economy to maintain a slow-to-moderate pace for 1997. Before taking overt action to slow the economy, the Federal Reserve Board

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1996, continued

is likely to look for sustained confirmation of rising inflation and a strong economy. Inflation in 1997 should continue to remain subdued albeit at a slightly higher level than 1996.

We appreciate your support of Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited)


 PRINCIPAL                              DESCRIPTION
 AMOUNT IN                                  AND                                    COUPON
 THOUSANDS                             MATURITY DATE                                RATE            VALUE
 -----------  ---------------------------------------------------------------- -------------  -------------
               U.S. GOVERNMENT OBLIGATIONS (99.3%)
               U.S. Treasury Notes (88.0%)
$ 5,900        10/31/00  .....................................................    5.75 %       $  5,894,041
  7,100        10/31/98  .....................................................    5.875           7,134,364
  9,600        11/15/99  .....................................................    5.875           9,645,792
  5,000        06/30/00  .....................................................    5.875           5,019,100
  1,000        11/30/01  .....................................................    5.875           1,001,630
  8,800        09/30/98  .....................................................    6.00            8,863,888
 13,000        08/15/99  .....................................................    6.00           13,107,380
  3,000        05/15/98  .....................................................    6.125           3,024,660
  6,000        07/31/00  .....................................................    6.125           6,071,280
 15,500        05/31/00  .....................................................    6.25           15,741,180
 22,000        04/30/01  .....................................................    6.25           22,376,200
 18,000        10/31/01  .....................................................    6.25           18,309,060
 10,000        06/30/97  .....................................................    6.375          10,061,400
 37,000        05/15/99  .....................................................    6.375          37,600,880
 20,000        01/15/00  .....................................................    6.375          20,388,400
 16,000        05/31/97  .....................................................    6.75           16,107,680
  8,000        04/30/00  .....................................................    6.75            8,244,480
 20,000        02/29/00  .....................................................    7.125          20,813,400
  5,000        02/15/98  .....................................................    7.25            5,099,500
                                                                                              -------------
                                                                                                234,504,315
                                                                                              -------------
               U.S. Treasury Strips (11.3%)
 23,600        05/15/99 (Coupon) .............................................     0.00          20,587,224
 12,000        08/15/00 (Principal) ..........................................     0.00           9,713,880
                                                                                              -------------
                                                                                                 30,301,104
                                                                                              -------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Identified Cost $261,322,644) (a) ..............................   99.3%      264,805,419
               CASH AND OTHER ASSETS IN EXCESS OF
                  LIABILITIES ....................................................    0.7         1,805,868
                                                                                    -----     -------------
               NET ASSETS ........................................................  100.0%     $266,611,287
                                                                                    =====     =============

------------

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,664,343 and the aggregate gross unrealized depreciation is $181,568, resulting in net unrealized appreciation of $3,482,775.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996 (UNAUDITED)

 ASSETS:
Investments in securities, at value
 (identified cost $261,322,644) ......................................    $264,805,419
Cash .................................................................          10,880
Receivable for:
  Interest ...........................................................       3,273,983
  Shares of beneficial interest sold .................................          13,375
Prepaid expenses .....................................................          90,070
                                                                        --------------
  TOTAL ASSETS .......................................................     268,193,727
                                                                        --------------
LIABILITIES:
Payable for:
  Investments purchased ..............................................         999,063
  Shares of beneficial interest repurchased ..........................         234,890
  Dividends to shareholders ..........................................         116,183
  Plan of distribution fee ...........................................          77,438
  Investment management fee ..........................................          77,438
Accrued expenses and other payables ..................................          77,428
                                                                        --------------
   TOTAL LIABILITIES .................................................       1,582,440
                                                                        --------------
 NET ASSETS:
 Paid-in-capital .....................................................     280,923,042
 Net unrealized appreciation .........................................       3,482,775
 Accumulated undistributed net investment income .....................         263,765
 Accumulated net realized loss .......................................     (18,058,295)
                                                                        --------------
   NET ASSETS ........................................................    $266,611,287
                                                                        ==============
 NET ASSET VALUE PER SHARE,
 26,653,935 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................    $      10.00
                                                                        ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)

 NET INVESTMENT INCOME:
INTEREST INCOME ........................   $ 7,963,244
                                          ------------
EXPENSES
Plan of distribution fee ...............       448,268
Investment management fee ..............       448,268
Transfer agent fees and expenses  ......        65,189
Registration fees ......................        40,417
Professional fees ......................        19,062
Shareholder reports and notices  .......        18,596
Trustees' fees and expenses ............        11,421
Organizational expenses ................         6,642
Custodian fees .........................         6,384
Servicing fees .........................         3,595
Other ..................................         4,675
                                          ------------
  TOTAL EXPENSES .......................     1,072,517
                                          ------------
  NET INVESTMENT INCOME ................     6,890,727
                                          ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ......................      (138,087)
Net change in unrealized depreciation  .     4,387,562
                                          ------------
  NET GAIN .............................     4,249,475
                                          ------------
NET INCREASE ...........................   $11,140,202
                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED         ENDED
                                                         NOVEMBER 30, 1996   MAY 31, 1996
------------------------------------------------------  -----------------  --------------
                                                           (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $  6,890,727      $ 14,778,861
Net realized loss .....................................        (138,087)          (87,549)
Net change in unrealized appreciation/depreciation  ...       4,387,562        (3,742,190)
                                                        -----------------  --------------
  NET INCREASE ........................................      11,140,202        10,949,122
Dividends from net investment income ..................      (6,903,359)      (14,943,028)
Net increase (decrease) from transactions in shares of
 beneficial interest ..................................       3,737,176       (10,553,025)
                                                        -----------------  --------------
  NET INCREASE (DECREASE) .............................       7,974,019       (14,546,931)
NET ASSETS:
Beginning of period ...................................     258,637,268       273,184,199
                                                        -----------------  --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $263,765 and $276,397, respectively) ................    $266,611,287      $258,637,268
                                                        =================  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $135,000 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of August 12, 1996.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan:
(1) compensation to,

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited) continued

and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 1996, the distribution fee was accrued at the annual rate of 0.35%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 1996 aggregated $215,332,530 and $227,766,115, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $15,090.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,896. At November 30, 1996, the Fund had an accrued pension liability of $36,457 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At May 31, 1996, the Fund had a net capital loss carryover of approximately $17,778,000, of which $11,507,000 is available through May 31, 2003 and $6,271,000 will be available through May 31, 2004 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer such

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited) continued

net capital losses of approximately $142,000 during fiscal 1996. As of May 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE SIX                     FOR THE YEAR
                                                       MONTHS ENDED                         ENDED
                                                     NOVEMBER 30, 1996                  MAY 31, 1996
                                             -------------------------------  -------------------------------
                                                        (UNAUDITED)

                                                  SHARES          AMOUNT           SHARES          AMOUNT
                                             --------------  ---------------  --------------  ---------------
Shares sold ................................    12,164,500     $ 120,197,020     34,443,060     $ 344,385,684
Shares issued in reinvestment of dividends         559,178         5,525,620      1,214,559        12,124,758
                                             --------------  ---------------  --------------  ---------------
                                                12,723,678       125,722,640     35,657,619       356,510,442
Shares repurchased .........................   (12,348,206)     (121,985,464)   (36,751,484)     (367,063,467)
                                             --------------  ---------------  --------------  ---------------
Net increase (decrease) ....................       375,472     $   3,737,176     (1,093,865)    $ (10,553,025)
                                             ==============  ===============  ==============  ===============

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                   FOR THE PERIOD
                                           FOR THE SIX                     FOR THE YEAR ENDED MAY 31              AUGUST 13, 1991*
                                           MONTHS ENDED                                                               THROUGH
                                         NOVEMBER 30, 1996      1996          1995           1994          1993      MAY 31, 1992
----------------------------------------------------------  ------------  -------------  ------------  ------------  ------------
                                               (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..       $ 9.84           $ 9.98        $ 9.88         $10.34        $10.21    $    10.00
                                         -----------------  ------------  -------------  ------------  ------------  ----------
Net investment income ..................         0.28             0.54          0.49           0.49          0.54          0.44
Net realized and unrealized gain (loss)          0.15            (0.14)         0.10          (0.45)         0.13          0.20
                                         -----------------  ------------  -------------  ------------  ------------  ----------
Total from investment operations  ......         0.43             0.40          0.59           0.04          0.67          0.64
                                         -----------------  ------------  -------------  ------------  ------------  ----------
Less dividends and distributions from:
 Net investment income .................        (0.27)           (0.54)        (0.49)         (0.50)        (0.53)        (0.43)
 Net realized gain .....................         --               --            --             --           (0.01)           --
                                         -----------------  ------------  -------------  ------------  ------------  ----------
Total dividends and distributions  .....        (0.27)           (0.54)        (0.49)         (0.50)        (0.54)        (0.43)

                                         -----------------  ------------  -------------  ------------  ------------  ----------
Net asset value, end of period .........       $10.00           $ 9.84        $ 9.98         $ 9.88        $10.34    $    10.21
                                         =================  ============  =============  ============  ============  ==========
TOTAL INVESTMENT RETURN+ ...............         4.39%(1)         4.09%         6.22%          0.25%         6.75%      6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................         0.84%(2)         0.84%         0.84%          0.79%         0.80%      0.79%(2)(3)
Net investment income ..................         5.38%(2)         5.33%         4.93%          4.74%         5.18%      5.49%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $266,611           $258,637      $273,184       $516,017      $584,206       $523,555
Portfolio turnover rate ................           88%(1)           63%           30%            49%           21%        12%(1)

------------

   *  Commencement of operations.

   + Calculated based on the net asset value as of the last business day of the period.

   (1) Not annualized.

   (2) Annualized.

   (3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST




SEMIANNUAL REPORT
NOVEMBER 30, 1996